STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Supplement dated April 12, 2019 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”) each dated January 31, 2019,

each as may be revised and/or supplemented from time to time.

Effective immediately, Shawn McKay replaces David Wiederecht as a Portfolio Manager of SSGA Funds Management, Inc. on the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

•	On page 6 of the Prospectus and beginning on page 5 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

INVESTMENT SUB-ADVISERS

Champlain Investment Partners, LLC

GlobeFlex Capital, L.P.

Kennedy Capital Management, Inc.

Palisade Capital Management, L.L.C.

SouthernSun Asset Management, LLC

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/Sub-Advisers
Dennis Santos	Since 2017	Vice President at State Street Global Advisors (“SSGA”)
Shawn McKay	Since 2019	Vice President at SSGA
Scott Brayman, CFA	Since 2008	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies of Champlain Investment Partners, LLC
Robert Anslow	Since 2008	Partner and Chief Investment Officer of GlobeFlex Capital, L.P.
Frank Latuda, Jr., CFA	Since 2010	Vice President, Director and Chief Investment Officer of Kennedy Capital Management, Inc.
Marc Shapiro	Since 2012	Managing Director and Senior Portfolio Manager of Palisade Capital Management, L.L.C.
Michael Cook	Since 2008	Chief Executive Officer and Chief Investment Officer of SouthernSun Asset Management, LLC

•

Beginning on page 17 of the Prospectus, the first paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The Fund is managed by Dennis Santos and Shawn McKay, who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Messrs. Santos and McKay have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Champlain; GlobeFlex; Kennedy; Palisade; and SouthernSun. Additional information about each sub-adviser can be found under the section entitled “About the Sub-Advisers —State Street Institutional Small-Cap Equity Fund” later in this Prospectus.

•

On page 18 of the Prospectus, the third paragraph of the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

Shawn McKay, CFA, is a Vice President of SSGA and the Adviser and a member of the portfolio construction team within the Outsourced Chief Investment Officer (“OCIO”) business. In his role with OCIO, he has also worked as part of the manager research team where he conducted due diligence, and ongoing oversight on a variety of asset managers/strategies. Prior to this, Mr. McKay was a member of the Fiduciary Advisory Solutions group within SSGA where his responsibilities included daily operations, data gathering for manager research, trading, and client reporting. He has been with SSGA since 2007 and State Street since 1999. Prior to joining SSGA, he was an AVP and Senior Public Reporting Analyst in the Corporate Finance group responsible for capital adequacy reporting to the Federal Reserve, as well as being a part of the Basel II implementation project. Prior to this he held various positions in the Investor Services division of State Street Bank. Mr. McKay holds a Master of Science in Finance from Suffolk University and a Bachelor of Business Administration in Finance from the University of Massachusetts at Amherst. He has earned the Chartered Financial Analyst (CFA) designation, and is a member of the CFA Institute, Inc., and CFA Society Boston, Inc.

•

On page 64 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed”, within the section “MANAGEMENT OF THE TRUST,” the information regarding David Wiederecht is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)	Total Assets Managed (billions)
Shawn McKay†	51	$24.124	135	$59.406	317	(8)	$113.88	$198.72

(8)	Includes 4 accounts (totaling $0.21 billion in assets under management) with performance-based fees.
†	As of February 28, 2019.

Mr. McKay did not beneficially own shares of any of the Funds as of February 28, 2019.

•	All other references to David Wiederecht in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with Shawn McKay.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE